SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ==================
                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 31, 2000

                             ART INTERNATIONAL, INC.
            (Exact name of registration as specified in its charter)

                                 Ontario, Canada
                 (State or other jurisdiction of incorporation)

                0-16008                                     98-0082514
        (Commission file number)               (IRS employer identification no.)

 5-7100 Warden Avenue, Markham, Ontario                   Canada L3R 8B5
(Address of principal executive offices)                    (ZIP code)

                                 (905) 477-0252
              (Registrant's telephone number, including area code)

                   This document contains a total of 3 pages.



Item 2. Acquisition or Disposition of Assets.

The disclosures set forth in this 8-K are made pursuant to its request in a letter received by the Registrant from the United States Securities and Exchange Commission (the "SEC") dated August 10, 2001. The information contained herein is historical in perspective, and is contained elsewhere in quarterly and annual reports made by the Registrant since March 2000. The registrant failed to timely file an 8-K report at the time its transaction with Buck a Day was deemed to be an acquisition, and accordingly this 8-K report is filed for the purpose of complying with the request made by the SEC, and completing the requirements set forth in Form 8-K. Management attributes this delinquency to an initial oversight on its part, and the subsequent inability of the Buck-A-Day Company, Inc. to provide adequate financial information coverning the initial phase of equity investment by the Registrant into Buck-A-Day, Inc.

On December 15, 1999 A.R.T. International, Inc. (the "Registrant") entered into a Venture Capital Investment Agreement (the "Agreement") with 1375400 Ontario Limited, an Ontario corporation ("1375400"), Edward Labuick and Dennis Labuick, (collectively known as "The Labuick Group"). At the time the agreement was entered into, The Labuick group owned 100% of the issued and outstanding shares of 1375400. The Labuick Group specialized in marketing and the Registrant entered into the Agreement to take advantage of the expertise of the Labuick Group to assist the Registrant in the marketing of its art reproduction products, and for other economic benefits that could possibly result to the Registrant.

Articles of Amendment were filed February 2, 2000 whereby 1375400's name was changed to The Buck-A-Day Company, Inc. ("Buck-A-Day"). Pursuant to the Agreement, the LaBuick Group agreed to transfer an amount of common shares of Buck-A-Day that would total 40% of the issued and outstanding shares of Buck-A-Day after such shares were issued. The Registrant agreed to pay to Buck-A-Day the sum of $400,000 CDN on or before March 15, 2000. These funds were derived from proceeds of a Regulation S offering made by the Registrant in August 1999.

Both the Registrant and Buck-A-Day agreed that in the event a third party wished to purchase all of the issued and outstanding shares of Buck-A-Day, prior to Buck-A-Day filing a registration statement with the U.S. Securities and Exchange Commission, the Labuick Group had the right to repurchase all of the 40% issued and outstanding Buck-A-Day shares held by the Registrant for the sum of $500,000 CDN, or 120% of the Registrant's investment.

At the time the Registrant entered into the Agreement on December 15, 1999, management believe the business model proposed by the Labuick Group for its "Buck-A-Day concept could also be utilized by the Registrant to sell its Artagraph product line. The Labuick Group had many years of experience in marketing, TV advertising, advertisement production, operating telemarketing fulfillment centers, and effective participation in trade show marketing and distribution channels. The Labuick Group proposed to use a direct marketing business model utilizing television advertising of consumer products through a toll free line that would be processed at a telemarketing fulfillment center. The Labuick group proposed that the Buck-A-Day model would provide financing service to marginal credit risk customers which would enable them to pay for the advertised merchandise for as little as a "buck a day" with no required down payment.

Management believed that the Registrant's involvement with Buck-A-Day would improve its marketing efforts, and allow Management to plan, and better manage future marketing projects for the Artagraph product line.

Buck-A-Day's business plan required start-up capital of $400,000 CDN to finance its infrastructure, which included its corporate offices, its call center and fulfillment center. The initial funds paid by the Registrant were used to fulfill these requirements

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Audited Financial Statements of Buck-A-Day Company, Inc ("Buck")

                      INDEX TO INTERIM FINANCIAL STATEMENTS

     Financial Statements:

     Interim Balance Sheets March 31, 2000

     Interim Statements of Operations for the three months ended March 31, 2000

     Interim Statement of Changes in Shareholders' Equity for the three months ended March 31, 2000

     Interim Statement of Cash Flows for the three months ended March 31, 2000

     Notes to Interim Financial Statements

                                AUDITOR'S REPORT


To the Shareholders of
  The Buck-A-Day Company Inc.
  Newmarket, Ontario, Canada

I have audited the interim balance sheet of THE BUCK-A-DAY COMPANY INC. as at March 31, 2000 and the statements of operations, changes in shareholders' equity and cash flows from inception, January 1, 2000 through March 31, 2000. These statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In my opinion, these interim financial statements present fairly, in all material respects, the financial position of the company as at March 31, 2000 and the results of its operations and changes in its cash flows from inception, January 1, 2000 through March 31, 2000 in accordance with generally accepted accounting principles.



North York, Ontario                                       " Stephen A. Diamond "
September 15, 2001                                         Chartered  Accountant

                           THE BUCK-A-DAY COMPANY INC.
                              INTERIM BALANCE SHEET



                                                                      March  31,
As at                                                                    2000
--------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
     Cash                                                             $  87,137
     Accounts receivable (Net of an allowance for doubtful accounts
         of $ -)                                                         17,550
     Prepaid expenses                                                     5,000
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                    109,687
FIXED ASSETS
(Net of accumulated depreciation)(Note 2)                                76,555
--------------------------------------------------------------------------------
                                                                      $ 186,242
================================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
     Accounts payable and accrued liabilities                         $  45,615
     Due to shareholders (Note 3)                                        50,000
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                95,615
--------------------------------------------------------------------------------

SHAREHOLDERS' DEFICIENCY:
Capital Stock
     No par value, unlimited number of common
     shares issued and outstanding March 31, 2000 - 200,
     (Note 4)                                                           400,000
Accumulated Deficit                                                    (309,373)
--------------------------------------------------------------------------------
                                                                         90,627
--------------------------------------------------------------------------------
                                                                      $ 186,242
================================================================================

See accompanying notes.

                           THE BUCK-A-DAY COMPANY INC.
              INTERIM STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY FROM INCEPTION JANUARY 1, 2000 THROUGH MARCH 31, 2000





                              Number of    Capital     Accumulated
                               Shares       Stock        Deficit         Total
--------------------------------------------------------------------------------
Balance January 1, 2000         --       $    --       $    --        $    --
Issued for Cash                  200       400,000          --          400,000
Net loss  for the three
months ended March 31,
2000                            --            --        (309,373)      (309,373)
--------------------------------------------------------------------------------
Balance, March 31, 2000          200     $ 400,000     $(309,373)     $  90,627
================================================================================


See accompanying notes.

                           THE BUCK-A-DAY COMPANY INC.
                         INTERIM STATEMENT OF OPERATIONS
              FROM INCEPTION JANUARY 1, 2000 THROUGH MARCH 31, 2000



REVENUE
     Sales                                                            $ 146,498
     Cost of sales                                                     (142,125)
--------------------------------------------------------------------------------
     Gross Profit                                                         4,373
--------------------------------------------------------------------------------

EXPENSES
     Amortization                                                         1,660
     Automobile and travel                                                4,182
     Communication costs                                                 15,724
     Consulting fees                                                      1,168
     Insurance                                                            3,641
     Interest and bank charges                                              692
     Media and printing costs                                            83,748
     Office expenses                                                     33,555
     Professional fees                                                   15,167
     Rent and utilities                                                  24,383
     Repairs and maintenance                                              4,394
     Salaries and commissions                                           108,206
     Telemarketing salaries                                              17,226
--------------------------------------------------------------------------------
                                                                        313,746
--------------------------------------------------------------------------------
NET (LOSS) INCOME                                                     $ 309,373
================================================================================

See accompanying notes.

                           THE BUCK-A-DAY COMPANY INC.
                         INTERIM STATEMENT OF CASH FLOWS
              FROM INCEPTION JANUARY 1, 2000 THROUGH MARCH 31, 2000



Cash Used in Operating Activities

   Net loss                                                           $(309,373)
   Amortization                                                           1,660
--------------------------------------------------------------------------------
                                                                       (307,713)
 -------------------------------------------------------------------------------
   Accounts receivable                                                  (17,550)
   Prepaid expenses                                                      (5,000)
   Accounts payable and
   accrued liabilities                                                   45,615
--------------------------------------------------------------------------------
                                                                         23,065
--------------------------------------------------------------------------------

   Cash used in operations                                             (284,648)
--------------------------------------------------------------------------------
Financing Activities
   Advances from shareholders                                            50,000
   Proceeds from capital stock issuance                                 400,000
--------------------------------------------------------------------------------
   Cash provided by
   financing activities                                                 450,000
--------------------------------------------------------------------------------
Investing Activity
       Additions to fixed assets and
   Cash used in investing activities                                    (78,215)
--------------------------------------------------------------------------------
Increase (Decrease) in Cash and
Cash Equivalents                                                         87,137
--------------------------------------------------------------------------------
Cash and Cash Equivalents
  Beginning of year (inception)                                            --
--------------------------------------------------------------------------------
  End of year                                                         $  87,137
================================================================================

See accompanying notes.

                           THE BUCK-A-DAY COMPANY INC.
                      NOTES TO INTERIM FINANCIAL STATEMENTS
                                 MARCH 31, 2000


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


(a)  Reporting Currency and Foreign Currency translation

     The financial statements have been presented in CDN. dollars. Assets and liabilities denominated in foreign currencies are translated into CDN. dollars at the rate of exchange in effect at the balance sheet date. Revenues and expenses are translated at the weighted average rate for the period.


(b)  Depreciation

     Capital assets are recorded at cost. Depreciation has been provided for in the accounts at the following rates:

     Furniture, equipment and computers           -20% declining balance


(c)  Revenue Recognition

     Revenues and expenses are recognized on the accrual basis. Revenue from sales of products is recognized when title passes to customers, which is at the time goods are shipped.


(d)  Use of Estimates

     The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The more subjective of such estimates are deferred expenses relating to media advertising, certain shipping costs and telemarketing costs affecting future periods. The recorded amounts for such items are based on management's best information and judgement, and accordingly, actual results could differ from those estimates.


(e)  Income Taxes

     The Company follows the liability method of accounting for income taxes in accordance with the Canadian Institute of Chartered Accountants new income method, income tax liabilities and assets are recognized for the estimated tax consequences attributable to differences between the amounts reported in the financial statements and their respective tax bases, using enacted income tax rates. The effect of a change in income tax rates on future income tax liabilities and assets is recognized in income in the period that the change occurs.

(f)  Cash Flows

     For purposes of the statements of cash flows, the company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                           THE BUCK-A-DAY COMPANY INC.

                      NOTES TO INTERIM FINANCIAL STATEMENTS


                                 MARCH 31, 2000


2.   CAPITAL ASSETS

     Capital assets consist of the following:


                                   Cost           Accumulated          Net
                                                 Depreciation
--------------------------------------------------------------------------------
Furniture, equipment
and computers                    $78,215           $ 1,160           $76,555
--------------------------------------------------------------------------------


3.   DUE TO SHAREHOLDER

     Shareholder advances are non interest bearing and repayable upon demand. The shareholders have indicated that no demand for repayment will be made in the current year. Shareholder loans are secured by a debenture over the assets of the company.

      Subsequent to March 31, 2000, the shareholder advances and loans payable were converted to common shares of the company's stock.

4.   CAPITAL STOCK

                                                           As at March  31, 2000
--------------------------------------------------------------------------------
     Authorized - unlimited, no par value
     Common shares

     Issued - 200
     Common shares                                              $ 400,000
--------------------------------------------------------------------------------



5.   INCOME TAX LOSSES

     The company has tax losses available for carry forward to apply against future income in the amount of $309,373. No benefit or deferred tax asset has been recognized in these financial statements in accordance with SFAS No. 109 since there is no assurance that such asset will be realized. These losses expire through 2008.



     (b)  Pro forma financial information.

     Management believes that at the date of the original investment in Buck, it was not possible to provide pro forma financial information for the following reasons:

          I. Buck commenced operations in January 2000; prior to this date financial history is not available.
          II. The financial statements presented above (see (a) Audited Financial Statements of Buck-A-Day Company, Inc.) represent 3 months of operations from inception in January 1, 2000 through to March 31. 2000, which provided no basis for: (i) financial evaluation, or; (ii) historical combination and projection with Corporation's financials, on a pro forma basis, that would have been informative or meaningful.
          III. At the time of its investment in Buck, the Corporation had no plan to increase its investment beyond 40%, but rather anticipated that it might divest of Buck, and in that regard had made provisions to that affect (see paragraph "(5)" of the "Venture Capital Investment Agreement", herein attached).
          IV. The first three months of Buck's operations represent part of the start-up period when the business was experiencing initial losses, which are primarily due to low revenues in relation to their fixed costs associated with building their business infrastructure. In relation to revenues, operating costs were very high as operating efficiencies were low, employees' training cost were high in relation to revenue levels, business procedures were evolving and being refined and, staff turnover was very high. It was not practical to normalize the financial performance in these initial months, to eliminate non-recurring costs, in order to produce meaningful pro forma financial cash flow forecasts.
          V. Management is unable to include financial pro forma statements because Buck-a-Day was unable to provide sufficient data that would enable the Registrant to provide accurate pro forma financial information as required under this subparagraph



     (c)  Exhibits


                      VENTURE CAPITAL INVESTMENT AGREEMENT

                    THIS  AGREEMENT  made  as of the 15 day of  December,  1999.
               AMONG:

                         1375400  ONTARIO  LIMITED,  a corporation  incorporated
                    under the laws of the Province of Ontario and having its head office at 1 Toronto Street, Suite # 910, Toronto, Ontario. M5C 2V6.

                    (hereinafter referred to as ("137")

                                                              OF THE FIRST PART,


                    A.R.T. INTERNATIONAL INC., a corporation incorporated under the laws of the Province of Ontario and having its head office at #5 - 7100 Warden Avenue, Markham, Ontario. L3R 8B5

                    (hereinafter referred to as ("INT")

                                                             OF THE SECOND PART,


                    EDWARD P. LABUICK, an individual residing at 4001 Vandorf Road, Stouffville, L4A 7X5 in the Province of Ontario.

                    (hereinafter referred to as ("ED")


                                                             OF THE FOURTH PART,


                    DENNIS P. LABUICK, an individual residing at 218 Deerchase Circle, Woodbridge L4H 1G9 in the Province of Ontario,

                                            (hereinafter referred to as ("DEN"),

               WHEREAS the parties hereto have caused the 137 to be incorporated for the purpose of carrying on in common through the corporation the businesses relating to Marketing ("PRODUCT");

               AND WHEREAS the authorized capital of 137 consists of an unlimited number of Common Shares which 100 are issued and outstanding;

               AND WHEREAS "ED" is the registered and beneficial owner of 50 Common Shares in the capital of 137;

               AND WHEREAS "DEN" is the registered and beneficial owner of 50 Common Shares in the capital of 137;

               AND WHEREAS any reference to "ED" shall mean "137" and/or any person, corporation or other entity affiliated or associated with or a subsidiary or parent or shareholder, controlling or otherwise, of or otherwise related to any of the foregoing;

               AND WHEREAS any reference to "DEN" shall mean "137" and/or any person, corporation or other entity affiliated or associated with or a subsidiary or parent or shareholder, controlling or otherwise, of or otherwise related to any of the foregoing;

               AND WHEREAS "137" wish to establish their respective rights and obligations with respect to: (i) the shares of the Corporation owned by them, directly or indirectly; (ii) the management and control of the Corporation; and (iii) the other matters set forth in this Agreement;

               AND WHEREAS it is the intention of each of the parties hereto that this Agreement shall constitute a unanimous Shareholders' Agreement with respect to the Corporation;

               AND WHEREAS the Shareholders' desire to provide for the manner in
               which  the   management  of  the  business  and  affairs  of  the
               Corporation shall be conducted;

               NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants and agreements of the parties contained herein, the sum of one dollar now paid by each party hereto to each of the other parties hereto, and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), it is agreed as follows:

               1.0  Purchaser

                    A.R.T. International Inc. ("INT") #5 - 7100 Warden Avenue, Markham, Ontario. L3R 8B5

               2.4  Seller

                    The Shareholders of 1375400 ONT INC. to be changed to "The Buck A Day Company Inc." and The Buck A Day Company Inc., 465 Davis Drive, Suite 226, Newmarket, Ontario, L3Y 2P1 Telephone 905-868-9477, Fax 905-868-9485 ("BUCK") 2.5
                    Capitalization. All the Shareholders of BUCK will transfer 100% of their shares in the capital of BUCK to a NEW Corporation submitted by INT ("Newco"). Newco will issue 60% of the voting shares to BUCK Shareholders.

               3.0 Funding. INT will cause the infusion of $400,000 CDN into BUCK to be used as working capital for BUCK, as per the business plan (attached)

                    It is agreed that working capital will be made available in the following tranches upon the following conditions, copies of minute book will be provided for review by INT. notwithstanding other conditions in this agreement.

                              December 15th 1999 - $ 50,000.
                              December 30th 1999 - $ 50,000.
                              January  15th 2000 - $ 50,000.
                              January  28th 2000 - $ 50,000.
                              February 15th 2000 - $100,000.
                              March    15th 2000 - $100,000.
                       Total:                      $400,000.
                       ------                      ---------

               3.4 Dilution. It is agreed by ED and DEN that no shares of 137 will be issued from treasury with the expressed consent of INT.

               3.5  Board of  Directors.  The Board of  Directors  of BUCK shall
                    consist   of  2   representatives   of  DEN  and  ED  and  1
                    representative of INT.

               The banking signature requirements are as follows:

               A) Cheques written up to $5,000.00 shall require two signatures for BUCK.

               B) Cheques written over $5,001.00, shall require one from DEN or ED and one from INT.

               C) It is agreed that after March 30th, when the company is total funded cheque signing will change to the following:

               D)   Cheques   written  up  to  $15,000.00,   shall  require  two
                    signatures from ED and DEN.

               E)   Cheques   written  over   $15,000.00,   shall   require  two
                    signatures one from ED and Den and one from INT.


               4.0  Documentation of become a reporting issuer (Public Co.)

               a) BUCK and all BUCK shareholders will provide all documentation, books, audits financial and other materials as requested by INT as to cause Buck to go Public directly or to be held by a public company with BUCK shareholders having 60% of the votes.

               b) BUCK and all BUCK shareholders will upon requested by INT issue shares from treasury a class to be mutually agreed by BUCK and INT within 7 days upon request by INT for the public offering, but in no event will the BUCK shareholders have less than 60% votes at any time.

               c) Upon BUCK and its shareholders fail to meet the requirements of section a) and b) of 4.0 and section 3.0 above all monies advanced by loan or equity by INT shall be refunded immediately to INT.


               4.5 Closing Date. Upon receiving the total cash injection of $400,000. caused by INT the shareholders of BUCK will authorize the release of 40% of shares in the capital of BUCK held in escrow held by INT attorneys to INT or its designate. This will occur no later than March 30th 2000. In the event that INT does not inject a minimum of 75% of the money it has committed to BUCK, as listed above by March 30th 2000, INT will receive a promissory note for all monies advanced in lieu of 40% of BUCK. In the event that 75% of the monies has been advanced a mutually agreed extension will be granted for the balance of the 25% of the monies.

               5.0 Share Repurchase. INT has the right to cause the BUCK Shareholders to repurchase all of its shares sold to INT if a third party wishes to purchase BUCK, prior to filing with the Securities & Exchange Commission documentation to become a full reporting company (going public), either by Newco or BUCK direct at the agreed price of 120% of what was originally paid by INT.

               5.6 Covenant Not to Compete. BUCK shareholders and director and officers hereby covenants and agrees with INT for a period of:

                    (a) one (1) year, or in the event that such time period is found by any Court of competent jurisdiction to be unreasonable or otherwise unenforceable;

               shall not, for whatever reason and with or without cause, either individually or in partnership or jointly or in conjunction with any person or persons, firm, association, syndicate, company, corporation or entity as principal, agent, employee, shareholder owner, investor, partner or in any other manner whatsoever, directly or indirectly, carry on or be engaged in or be concerned with or interested in or advise, lend money to, guarantee the debts or obligations of or permit its name or any part thereof to be used or employed by any person or persons, firm, association, syndicate, company, corporation or entity engaged in or concerned with or interested in the business of manufacturing, producing, marketing, distributing or selling, for wholesale or retail, any products similar to or competitive with the Products of BUCK within:

                    (a) Canada and the United States of America or in the event that such geographic area found by any Court of competent jurisdiction to be unreasonable or otherwise unenforceable;

               5.6 Restrictions Reasonable. The parties agree that all of the restrictions contained herein are reasonable and valid, and all defences to the strict enforcement thereof by INT are hereby waived by BUCK, DEN and ED.

               6.0 Confidential Nature. It is agreed that both BUCK and INT understand that none of the parties (including their respective principals) shall disclose it or its substance to any third party, except those who are in a confidential relationship with the parties hereto (such as legal counsel and accountants) or where such disclosures are required by law.

               6.1 Notices. All notices, requests, demands or other communications (collectively, "Notices") by the terms hereof required or permitted to be given by one party to any other party, or to any other person shall be given in writing by personal delivery or by registered mail, postage prepaid, or by facsimile transmission to such other party as follows:

                    (a)  To Buck  at:  The Buck A Day  Company  Inc.
                                       465  Davis Drive,  Suite 226
                                       Newmarket,  Ontario.  L3Y 2P1
                                       Via Fax 905-868-9485

                    (b)  To INT at:    A.R.T.  International  Inc.
                                       #5 - 7100 Warden Avenue
                                       Markham, Ontario. L3R 8B5

               Or at such other address as may be given by such person to the other parties hereto in writing from time to time.

                    All such Notices  shall be deemed to have been received when delivered or transmitted, or, if mailed, 48 hours after 12:01 a.m. on the day following the day of the mailing thereof. If any Notice shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to have been received 48 hours after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted all Notices shall be given by personal delivery or by facsimile transmission.

               6.2 Additional Conditions. The parties shall sign such further and other documents, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to the Agreement and every part thereof.

               6.3 Counterparts. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall be but one and the same instrument.

               6.4 Time of the Essence. Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

               6.5 Entire Agreement. This Agreement constitutes the entire Agreement between the parties with respect to all of the matters herein and its execution has not been induced by, nor do any of the parties reply upon or regard as material, any representations or writings whatever not incorporated herein and made a part hereof any may not be amended or modified in any respect except by written instrument signed by the parties hereto. Any schedules referred to herein are incorporated herein by reference and form part of the Agreement.

               6.6 Enurement. This Agreement shall enure to the benefit of and binding upon the parties and their respective legal personal representatives, heirs, executors, administrators or successors.

               6.8 Currency. Unless otherwise provided for herein, all monetary amounts referred to herein shall refer to the Canadian Dollar.

               6.9 Headings for Convenience Only. The division of this Agreement into articles and sections is for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

               6.10 Governing  Law.  This  Agreement  shall be  governed  by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

               6.11 Gender.  In this  Agreement,  words  importing  the singular number shall include the plural and vise versa, and words importing the use of any gender shall include the masculine, feminine and neuter genders and the word "person" shall include an individual, a trust, a partnership, a body corporate, an association or other incorporated or unincorporated organization or entity.

               6.12 Calculation  of Time.  When  calculating  the period of time within which or following which any act is to be done or step taken pursuant to the Agreement, the date which is the reference date in calculating such period shall be excluded. If the last day of such period is not a Business Day, then the time period in question shall end on the first business day following such non-business day.

               6.13 Legislation References.  Any references in this Agreement to any law, by-law, rule, regulation, order or act of any government, governmental body or other regulatory body shall be construed as a reference thereto as amended or re-enacted from time to time or as a reference to any successor thereto.

               6.14 Severability.  If any Article, Section or any portion of any
                    Section of this Agreement is determined to be unenforceable or invalid for any reason whatsoever that unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid Article, Section or portion thereof shall be severed from the remainder of this Agreement.

               6.15 Transmission  by  Facsimile.  The parties  hereto agree that this Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of the Agreement bearing original signatures forthwith upon demand.

               If the foregoing is acceptable to you, please evidence your approval and acceptance of this letter of Agreement by signing and returning to us the enclosed as to formalize this agreement.

               A.R.T. International Inc.

               Signature copy on File       c/s
               -----------------------------
               A.S.O.

               AGREED AND ACCEPTED, this 15 day of December 1999.

               1375400 Ontario Limited

               Signature copy on File
               -----------------------------
               A.S.O.


               Signature copy on File                     Signature copy on File
               ----------------------                     ----------------------
               EDWARD P. LABUICK                          DENNIS P. LABUICK

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         ART INTERNATIONAL, INC.
Date: March 31, 2000
                                                         By   /s/ SIMON MEREDITH
                                                         -----------------------
                                                         Simon Meredith
                                                         President